UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23678

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

(Exact name of Registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Ivelisse M. Ortiz Moreau

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

John T. Fitzgerald, Esq. McDermott Will & Schulte LLP 919 Third Avenue New York, NY 10022

Registrant’s telephone number, including area code: (787) 781-1301

Date of fiscal year end: March 31

Date of reporting period: April 1, 2025 – March 31, 2026

Item 1. Report to Shareholders.

(a)                The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

ANNUAL REPORT

March 31, 2026

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

Table of Contents

Management Discussion of Fund Performance	1

Fund Leverage	6

Financial Highlights	8

Schedule of Investments

Financial Statements
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flow	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	33

Other Information (Unaudited)	35

Privacy Notice	41

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended March 31, 2026, vs the Bloomberg Municipal Bond Index.

Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns
	as of March 31, 2026
	1-Year	Since Inception*
Tax-Free Fixed Income Fund IV for PR Residents, Inc. - NAV	1.04%	1.04%
Bloomberg Municipal Bond Index	4.29%	0.63%

Growth of an assumed $10,000 investment as of March 31, 2026*

* While the Fund commenced operations on March 29, 2005, it did not register with the SEC under the 1940 Act until May 14, 2021.

The following table provides summary data on the Fund’s dividends for the fiscal year based on NAV and market price as of March 31, 2026:

Dividend yield-based on market value	7.14%
Dividend yield based on NAV	5.21%
NAV as of March 31, 2026	$3.36
Market Price as of March 31, 2026	$2.45
Premium (discount) to NAV	(27.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund distributed all of its net investment income plus approximately $890,000 in net investment income from prior years. See Note 9 of the financial statements for more details.

The Fund’s net investment income was $4.4 million versus $5.6 million last year. The decrease in net investment income is attributable in part to the increase in professional expenses and decrease in other income. The dividend paid was $5.3 million versus $5.0 million last year. The increase in dividends is attributable to the distribution of net investment income from prior years as discussed above.

The Fund's investment portfolio is comprised of various security classes. Atlas Asset Management, LLC (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The Mortgage-Backed Securities (“MBS”) are subject to prepayments on the underlying mortgages.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of March 31, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 24.82%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the year in response to higher long-term rates. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2026 commenced on July 1, 2025. On October 21, 2025, COFINA announced that 100% of the required Puerto Rico sales and use tax (“IVU”) collections had been transferred to the bond trustee.

The Fund owns bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) representing approximately 3.75% of the portfolio. During June 2023, the judge of the United States District Court for the District of Puerto Rico (the “District Court”) overseeing the PREPA Plan of Adjustment ruled against the bondholders’ claims of their security interest in future PREPA’s revenues.

However, the First Circuit Court of Appeals ruled on June 12, 2024, that bondholders do have a claim against net revenues. Bond prices increased after the ruling and closed the fiscal year higher than last year. The District Court has mandated mediation between the fiscal board and bondholders to negotiate a new plan. As of March 31, 2026, there has been no agreement between the parties. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

The Fund owns one million shares, $25 par value preferred shares of Universal Insurance Group, the largest casualty insurer in Puerto Rico, representing 17.68% of the portfolio. The Fund has held these shares since they were issued in 2004. The valuation of the shares decreased during the fiscal year.

The Fund owns MBS with Puerto Rico residential mortgages issued and collateralized by U.S. agencies representing approximately 2.71% of the portfolio. The balance of the MBS holdings decreased during the year due to the repayment of underlying mortgages. The valuation increased slightly as the duration of the pools decreases as they approach maturity.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 42.15% and 8.89%, respectively of the portfolio. The valuation of the U.S. agencies was flat during the year. The municipal bonds decreased in value during the year in response to higher yields on the 10-year U.S. treasury note.

The Fund sold approximately $39 million in a mix of COFINA municipal bonds and U.S. agency securities during the year. The proceeds were used to repay the leverage program. There was no leverage at year-end. The Fund also received approximately $17 million in calls and paydowns from its securities portfolio. A portion was used to pay the dividend. Approximately $14 million was held in cash at year end.

The NAV of the Fund decreased $0.14 during the year from $3.50 at the beginning of the year to $3.36 at fiscal year-end. There was a decrease in the valuation of the portfolio and the Fund distributed approximately $0.03 in net investment income from prior years. At fiscal year-end the Fund’s indicated market value was a 27.1% discount to its NAV, a decrease from the discount of 44.3% at fiscal year-end 2025.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of fiscal year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
Sales and Use Tax (PR)	24.82%	Puerto Rico	48.96%
Electric Power Authority	3.75%	U.S.	51.04%
Mortgage-Backed Securities	2.71%		100.00%
Corporates and Preferred	17.68%
U.S. Agencies	42.15%
U.S. Municipals – General Obligation	6.18%
U.S. Municipals – Revenue Bond	2.71%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of March 31, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AA	47.57%
A	6.18%
Below BBB	21.43%
Not Rated	24.82%
Total	100.00%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of March 31, 2026, there were no reverse repurchase agreements outstanding.

The accompanying notes are an integral part of these financial statements.

## SCHEDULE OF INVESTMENTS

March 31, 2026

| | Face Amount | | | Issuer | Coupon | Maturity Date | | Value |
|---|---|---|---|---|---|---|---|---|
| **Puerto Rico Agencies Bonds and Notes - 24.62% of net assets applicable to common shareholders, total cost of $26,804,905** | | | | | | | | |
| $ | 890,000 | D | E | Puerto Rico Electric Power Authority | 5.00% | 07/01/23 | $ | 591,850 |
| | 310,000 | D | E | Puerto Rico Electric Power Authority | 5.00% | 07/01/23 | | 206,150 |
| | 535,000 | D | E | Puerto Rico Electric Power Authority | 5.25% | 07/01/23 | | 355,775 |
| | 1,650,000 | D | G | Puerto Rico Electric Power Authority | 6.75% | 07/01/36 | | 1,095,188 |
| | 780,000 | D | G | Puerto Rico Electric Power Authority | 7.00% | 07/01/33 | | 517,725 |
| | 620,000 | D | G | Puerto Rico Electric Power Authority | 5.25% | 07/01/27 | | 411,525 |
| | 200,000 | D | E | Puerto Rico Electric Power Authority | 5.00% | 07/01/23 | | 133,000 |
| | 737,000 | D | | Puerto Rico Sales Tax | 4.50% | 07/01/34 | | 736,987 |
| | 792,000 | D | | Puerto Rico Sales Tax | 4.55% | 07/01/40 | | 788,908 |
| | 5,800,000 | D | | Puerto Rico Sales Tax | 4.75% | 07/01/53 | | 5,400,890 |
| | 8,030,000 | D | | Puerto Rico Sales Tax | 4.33% | 07/01/40 | | 7,913,629 |
| | 240,000 | D | | Puerto Rico Sales Tax | 4.54% | 07/01/53 | | 214,469 |
| | 6,519,000 | D | | Puerto Rico Sales Tax | 4.78% | 07/01/58 | | 6,018,980 |
| | 949,000 | D | | Puerto Rico Sales Tax | 4.55% | 07/01/40 | | 823,047 |
| $ | 28,052,000 | | | | | | $ | 25,208,123 |
| | **Shares at Par** | | | | | | | |
| **Puerto Rico Preferred Stock - 15.23% of net assets applicable to common shareholders, total cost of $14,750,000** | | | | | | | | |
| $ | 1,000,000 | C | | Universal Group Inc. Class B Cumulative Perpetual Monthly Income Preferred Stock | 7.15% | Perpetual | $ | 15,600,000 |
| | **Principal Outstanding Amount** | | | | | | | |
| **Puerto Rico FNMA Taxable - 1.22% of net assets applicable to common shareholders, total cost of $1,198,500** | | | | | | | | |
| $ | 814,286 | | | FNMA Pool 835565 | 6.00% | 10/01/35 | $ | 861,740 |
| | 384,213 | | | FNMA Pool 850032 | 5.50% | 05/01/36 | | 392,721 |
| $ | 1,198,499 | B | | | | | $ | 1,254,461 |
| **Puerto Rico GNMA Taxable - 1.11% of net assets applicable to common shareholders, total cost of $1,080,610** | | | | | | | | |
| $ | 175,180 | | | GNMA Pool 572135 | 6.00% | 10/15/34 | $ | 184,755 |
| | 115,144 | | | GNMA Pool 572140 | 6.00% | 11/15/34 | | 116,872 |
| | 82,288 | | | GNMA Pool 572146 | 6.00% | 12/15/34 | | 86,024 |
| | 152,592 | | | GNMA Pool 592830 | 6.00% | 05/15/35 | | 160,407 |
| | 55,191 | | | GNMA Pool 592834 | 6.00% | 06/15/35 | | 57,347 |
| | 49,913 | | | GNMA Pool 592839 | 6.00% | 07/15/35 | | 51,864 |
| | 262,297 | | | GNMA Pool 592873 | 6.00% | 03/15/36 | | 277,495 |
| | 188,005 | | | GNMA Pool 592879 | 6.00% | 04/15/36 | | 198,303 |
| $ | 1,080,610 | A | | | | | $ | 1,133,067 |
| | **Face Amount** | | | | | | | |
| **US Government, Agency and Instrumentalities - 36.32% of net assets applicable to common shareholders, total cost of $37,149,561** | | | | | | | | |
| $ | 2,000,000 | | | Federal Farm Credit | 2.95% | 12/28/37 | $ | 1,699,740 |
| | 2,000,000 | | | Federal Farm Credit | 4.14% | 08/02/38 | | 1,873,780 |
| | 500,000 | | | Federal Farm Credit | 5.05% | 08/18/42 | | 494,826 |
| | 8,500,000 | | | Federal Farm Credit | 5.48% | 06/27/42 | | 8,370,129 |
| | 4,000,000 | | | Federal Home Loan Bank | 5.20% | 09/28/37 | | 3,952,328 |
| | 4,000,000 | | | Federal Home Loan Bank | 5.11% | 08/15/42 | | 3,948,192 |
| | 1,000,000 | | | Federal Home Loan Bank | 5.50% | 10/07/44 | | 993,934 |
| | 14,570,000 | | | Federal Home Loan Bank | 5.50% | 07/15/36 | | 15,863,495 |
| $ | 36,570,000 | | | | | | $ | 37,196,424 |
| **US Municipals - 7.66% of net assets applicable to common shareholders, total cost of $7,439,524** | | | | | | | | |
| $ | 5,125,000 | | | State of Illinois General Obligations | 7.10% | 07/01/35 | $ | 5,457,269 |
| | 2,400,000 | F | | Dormitory Authority of the State of New York | 5.39% | 03/15/40 | | 2,389,826 |
| $ | 7,525,000 | | | | | | $ | 7,847,095 |

| | | |
|---|---|---|
| Total investments (86.16% of net assets applicable to common shareholders) | $ | 88,239,170 |
| Other Assets and Liabilities, net (13.84% of net assets applicable to common shareholders) | | 14,171,169 |
| Net assets applicable to common shareholders - 100% | $ | 102,410,339 |

A GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

B FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C This security is a private placement and is valued by the Valuation Committee. Significant unobservable inputs were used in valuing this security. It is classified as Level 3. See Note 1 for further information.

D Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

E These bonds matured and defaulted on their principal and interest payments and are not accruing interest income. However, they are still trading in the open market. See Note 4 for further information.

F Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus.

G These securities have defaulted and are not currently accruing interest income. See Note 4 for more information.

The accompanying notes are an integral part of these financial statements.

## STATEMENT OF ASSETS AND LIABILITIES — March 31, 2026

| | | | | |
|---|---|---|---|---|
| **Assets:** | Investments in securities, at value (identified cost - $88,423,100) | | $ | 88,239,170 |
| | Cash | | | 13,701,173 |
| | Interest receivable | | | 749,578 |
| | Prepaid expenses and other assets | | | 506,464 |
| | Total assets | | | 103,196,385 |
| **Liabilities:** | Dividends payable to common shareholders | | | 443,750 |
| | Directors' fee payable | | | 6,000 |
| | Payables: | | | |
| | Investment advisory fees | 22,034 | | |
| | Administration, custody, and transfer agent fees | 12,696 | | 34,730 |
| | Professional fees | | | 145,340 |
| | Proxy related fees | | | 89,576 |
| | Reporting fees | | | 53,850 |
| | Accrued expenses and other liabilities | | | 12,800 |
| | Total liabilities | | | 786,046 |
| **Net Assets Applicable to Common Shareholders:** | | | $ | 102,410,339 |
| **Net Assets Applicable to Common Shareholders consist of:** | | | | |
| | Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 30,434,250 shares issued and outstanding) | | $ | 393,304,280 |
| | Total Distributable Earnings (Accumulated Loss) (Notes 1 and 8) | | | (290,893,941) |
| | Net assets applicable to common shareholders | | $ | 102,410,339 |
| | Net asset value applicable to common shares - per share; 30,434,250 shares outstanding | | $ | 3.36 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended March 31, 2026	For the fiscal year ended March 31, 2025
Increase (Decrease) in Net Assets:			
	Net investment income	$ 4,435,334	$ 5,587,355
	Net realized gain (loss) on investments and swaps	(2,089,302)	-
	Change in net unrealized appreciation (depreciation) on investments	(1,241,242)	(431,675)
	Net increase (decrease) in net assets resulting from operations	1,104,790	5,155,680
Dividends to Common Shareholders From:	Net investment income	(5,324,972)	(4,981,853)
Capital Share Transactions:	Reinvestment of dividends on common shares	26,038	24,260
		26,038	24,260
Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	(4,194,144)	198,087
	Net assets at the beginning of the year	106,604,483	106,406,396
	Net assets at the end of the year	$ 102,410,339	$ 106,604,483

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

1.       Reporting Entity and Significant Accounting Policies

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on December 24, 2004, and commenced operations on March 29, 2005. UBS Asset Managers of Puerto Rico (“UBSAMPR”), a division of UBS Trust Company of Puerto Rico (“UBSTC”), served as the Fund’s investment adviser until July 19, 2025. Atlas Asset Management (“Atlas” or the “Investment Adviser”) served as the Fund’s investment adviser from July 20, 2025 and forward, pursuant to an investment advisory agreement. UBSTC serves as the Fund’s Administrator ("Administrator").

The Fund's investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933 Act (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. The Investment Adviser has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•	Level 3 – Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Preferred Stock: Non-convertible preferred stock is valued by the Investment Adviser taking into consideration the present value of all the future expected dividend payments. Additional factors are also taken into consideration by the Investment Adviser, including the credit rating of the issuer, the issuer’s financial situation, trade data, the economic terms, and the liquidity of the preferred stock as compared to other issues, among other factors. Issues with less liquidity are classified as Level 3.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2026, in valuing the Fund’s investments carried at fair value:

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on March 31, 2026, amounted to a net unrealized depreciation of $1,396,000.

There were no transfers into or out of Level 3 during the fiscal year ended March 31, 2026.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2026.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividend received deduction.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of March 31, 2026.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short- or medium-term notes outstanding as of March 31, 2026.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended March 31, 2026, no preferred shares were issued or outstanding.

Operating Segments

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

In furtherance of a shareholder proposal effective as of May 20, 2025, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, ceased to be investment adviser to the Fund on July 19, 2025. Effective July 20, 2025, Atlas became the Fund’s investment adviser pursuant to an interim investment advisory agreement. Subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. On December 30, 2025, Fund shareholders approved a new investment advisory agreement with Atlas. The investment advisory fee will not exceed 0.25% of the Fund’s net assets, computed weekly and payable monthly.

For the period from April 1, 2025, through July 19, 2025, investment advisory fees amounted to $316,248, equivalent to 0.75% of the Fund’s average weekly gross assets. UBS Asset Managers of Puerto Rico voluntarily waived investment advisory fees in the amount of $210,832, for a net fee of $105,416. From July 20, 2025, to March 31, 2026, investment advisory fees amounted to $173,407, equivalent to 0.25% of the Fund’s weekly net assets, which were paid to Atlas. The investment advisory fees payable amounted to $22,034 as of March 31, 2026.

UBSTC also provided administrative, custody, and transfer agency services pursuant to (i) Administration, (ii) Custody, and (iii) Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC had engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provided facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and the Transfer Agency, Registrar, and Shareholder Servicing Agreement fees did not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees were solely sub-custodian costs and out of pocket expense reimbursements. For the fiscal year ended March 31, 2026, the administrative, custody, and transfer agency services fee amounted to $214,197. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $58,696, for a net fee of $155,501. The administrative, custody, and transfer agent fees payable amounted to $12,696 as of March 31, 2026.

The four independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the fiscal year ended March 31, 2026, the independent directors of the Fund were paid an aggregate compensation of $60,270. The Directors fees payable amounted to $6,000 as of March 31, 2026.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended March 31, 2026, and March 31, 2025, were as follows:

4.	Investment Transactions

Proceeds from sales and calls of U.S. obligations securities for the fiscal year ended March 31, 2026, amounted to $55,823,254. Proceeds from paydowns of Puerto Rico securities for the fiscal year ended March 31, 2026, amounted to $280,076.

There were no affiliated transactions during the year.

Puerto Rico Restructuring Plan Developments:

After the Commonwealth Plan of Adjustment went into effect, the Commonwealth of Puerto Rico rejected the PREPA Plan of Adjustment that had been negotiated with PREPA bondholders. The District Court has mandated mediation between the parties to try to negotiate a new plan. On September 16, 2022, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) announced an impasse in the mediation and filed a schedule for the resumption of litigation. Bondholders filed for the appointment of a receiver to run the PREPA Plan of Adjustment while the litigation is resolved. On September 28, 2022, the District Court rejected both the appointment of the receiver and the resumption of litigation. It ordered the Oversight Board to file a new re-structuring plan by December 1, 2022, and the parties to continue mediation. The Oversight Board submitted a new plan in December 2022. The Oversight Board received objections to the adequacy of the disclosure statement and on February 9, 2023, filed the First Amended Title III Plan of Adjustment for PREPA and its disclosure statement. Some parties filed objections to the amended disclosure statement. A Second Amended Plan was submitted on February 26, 2023, and a Third Amended Plan was submitted on May 11, 2023. On June 28, 2023, the District Court set interim litigation deadlines concerning the Third Amended Plan for June and July 2023, with an order to file a joint status report on July 19, 2023, with a proposed litigation schedule for confirmation proceedings. On September 15, 2023, a Modified Third Amended Plan was submitted, which was modified five times. A Fourth Amended Plan was filed on December 29, 2023, which was modified on February 20, 2024. Hearings for confirmation of the Plan of Adjustment were held for eleven days, starting on March 4, 2024, and ending March 18, 2024.

As to the security interest of PREPA bondholders, the District Court entered an opinion on March 22, 2023, in an adversary proceeding filed by bondholders for declaratory judgment, stating that the $8.4 billion in PREPA bonds was fully secured by the utility’s 1974 trust agreement. The District Court held that the trust agreement granted the bondholders security interests only in monies actually deposited in the Sinking Fund, Self-insurance Fund, Capital Improvement Fund, Reserve Maintenance Fund, and Construction Fund, as defined in the trust agreement. However, the bondholders have only an unsecured claim over future net revenues that would have been deposited in specific funds over the remainder of the terms of the bonds, to be liquidated now under the Fourth Amended Plan. The bondholders filed an appeal with the United States Court of Appeals for the First Circuit. In an Opinion entered on June 12, 2024, the First Circuit ruled the bondholders’ claims are non-recourse and limited to payment from collateral, namely net revenues. The First Circuit left to the District Court how that ruling impacts the confirmation of the Plan of Adjustment. PREPA does not generate any net revenues unless and until electricity rates are increased. Under bankruptcy law, the court must determine the value of the bondholders’ collateral on the confirmation date, which is prior to any rate increase. Therefore, the implications of the First Circuit decision and the value of the bondholders’ collateral will depend on careful consideration and additional determinations by the District Court. On July 11, 2024, the District Court stayed all litigation regarding PREPA for at least 60 days. The litigation stay prohibits, among other things, the filing of a new plan or plan amendments. Parties were ordered to meet with the mediation team. The mediation team requested an extension of the stay and on October 7, 2024, the Court extended the stay through November 13, 2024, and parties were ordered to continue mediation discussions. The litigation stay and the mediation termination date was extended through January 31, 2025, by order entered on October 30, 2024. On January 28, 2025, the Mediation Team filed a report, stating that, although it had expressed skepticism as to whether a consensual resolution of PREPA’s Title III case is possible, it was now hopeful that progress is still possible and requested a 45-day extension of the Litigation Stay until March 17, 2025. On January 29, 2025, the Court entered an Order extending the Litigation Stay until March 24, 2025.

On February 24, 2025, the PREPA Bondholders filed a motion requesting the relief of stay, arguing that they had offered an affordable settlement for PREPA and the Oversight Board had rejected in bad faith. On March 7, 2025, the PREPA Bondholders filed a motion for administrative expenses, alleging they are entitled to an administrative expense claim for PREPA’s depletion of the Bondholders’ collateral. On March 30, 2025, the Court entered an Order to extend the stay sine die (for an indefinite period of time) except for (i) permitting the Oversight Board to file an amended proposed plan of adjustment and to permit litigation as to the PREPA Bondholders’ administrative expense claim. On March 28, 2025, the Oversight Board filed Fifth Amended Title III plan of adjustment for PREPA, with its Disclosure Statement. The Bondholders’ motion for the administrative expense claim was referred to the Magistrate Judge for pretrial management. Parties have been conducting discovery in relation to the Bondholders motion and an oral argument was scheduled for July 23, 2025.

On July 22, 2025, the Court entered a Memorandum and Order on a motion filed by the Oversight Board, requesting an order to enforce the Modified Eighth Amended Title III Joint Plan of Adjustment of the Commonwealth of Puerto Rico by determining that the proof of claim filed by the US Bank National Association, as the PREPA Bonds’ Trustee, is a subordinated claim and, thus, not entitled to receive any treatment and distribution. The motion had been opposed by all bondholders. The proof of claim was filed to assert claims for breaches of the Trustee and the PREPA Bondholders’ right to enforce certain statutory rights and remedies expressly granted to the Trustee and the PREPA Bondholders by the Commonwealth to induce investment in and to secure repayment of the Revenue Bonds, and for the collection of amounts owed by the Commonwealth to PREPA for electricity. The Court granted the Oversight Board’s motion, determining that the PREPA Bond’s Trustee proof of claim is a subordinated claim and, under the terms of the Commonwealth Plan, no party is entitled to receive any treatment or distribution on account of the PREPA Bonds Trustee proof of claim.

The oral argument on the Bondholder’s motion for the administrative expense claim was held on July 23, 2025, as scheduled. Arguments were heard and the matter was taken under advisement. Parties were to exchange position papers on August 18, 2025, and on August 25, 2025, parties were to file a joint status report. However, on August 8, 2025, because 5 members of the Oversight Board were terminated by President Trump, the Court entered an Order on August 8, 2025 suspending the deadlines set at the July 23, 2025, hearing and ordered the Oversight Board to file a report on August 25, 2025, concerning the status of its membership and what effect, if any, the recent events will have on its participation in matters pending before the Court. On August 22, 2025, all Bondholders groups filed a Notice of Appeal to the US Court of Appeals for the First Circuit, to review the July 22, 2025, Memorandum and Order. The Oversight Board filed its report on August 25, 2025, informing that only one member of the Oversight Board remained appointed and, under PROMESA, as currently constituted, the Oversight Board had the ability and authority to proceed with the Administrative Expense Claim litigation as well as all pending matters in the Title III cases, their adversary proceedings, and contested matters. However, the Oversight Board deferred to the Court’s preference whether the Administrative Expense Claim discovery and any necessary hearings should be stayed. The Oversight Board stated that its preference, as then constituted, was to pause discovery and any hearing until new members were appointed.

On September 18, 2025, three of the Oversight Board members terminated by President Trump filed a complaint in the United States District Court (the “Board Plaintiffs”), seeking, among other things, a declaration that (i) the termination of the Board Plaintiffs was invalid and unlawful; and (ii) the Board Plaintiffs are members of the Oversight Board. On September 22, 2025, the Board Plaintiffs filed a motion for a preliminary injunction seeking to enjoin the defendants from removing the Board Plaintiffs from their positions and of denying or obstructing them access to any of the rights, responsibilities, benefits or resources of their office, replacing them in the Oversight Board, pending the resolution of this litigation. On October 3, 2025, the Court issued an opinion and order granting the motion, providing that the Board Plaintiffs were still members of the Oversight Board. The Oversight Board currently consists of four voting members. The Oversight Board did not request a continuance of the stay, but stated that, should the Court deem it appropriate, it does not object to continuing the stay. All parties were ordered to meet and confer regarding the discovery schedule and the scope of the discovery.

On March 16, 2026, the Court entered an Opinion and Order, denying the Bondholders’ motion for Administrative Expense Claim, because they failed to show they had an allowable administrative expense claim. The First Circuit Court of Appeals had determined that the Bondholders hold a lien on PREPA’s “Net Revenues”, so the parties should determine the value of the Bondholders’ collateral and thus the amount of their allowed secured claim. All parties filed a Notice of Appeal. On April 13, 2026, the Court entered an order lifting the litigation stay to the extent necessary to enable discovery and litigation to determine the value of the Bondholders’ claim. The parties have proposed a discovery schedule to proceed with litigation as ordered.

The Fifth Amended Plan filed by the Oversight Board on March 28, 2025, remains PREPA’s operative proposed plan of adjustment. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

There were no securities sold under reverse repurchase agreements outstanding as of March 31, 2026, however, related information is as follows:

Maximum aggregate balance outstanding at any time of the year	$43,100,000
Average balance outstanding during the year	$11,675,411
Average interest rate during the year	4.63%

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the fiscal year ended March 31, 2026, amounted to $196,025,000.

6.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At March 31, 2026, the Fund had investments with an aggregate fair value of approximately $40,808,123, which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $25,208,123 are revenue bonds not guaranteed by the Puerto Rico government. Also, at March 31, 2026, the Fund had investments with an aggregate market value amounting to $7,847,095 which were issued by municipalities located in the United States and not guaranteed by the U.S. government.

7.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund's total assets less all the Fund's liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

8.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$ 88,423,100
Gross appreciation	2,079,922
Gross depreciation	(2,263,853)
Net appreciation (depreciation)	$ (183,930)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years ended March 31, 2026, and March 31, 2025, the Fund had distributed from ordinary income $5,324,972 and $4,981,853 for tax purposes, respectively. The undistributed net investment income at March 31, 2026, and March 31, 2025, was as follows:

**2026:**

| | | |
|---|---|---|
| Undistributed net investment income for tax purposes at the beginning of the fiscal year | $ | 12,885,289 |
| Net investment income for tax purposes | | 4,435,334 |
| Dividends paid to common shareholders | | (5,324,972) |
| Undistributed net investment income for tax purposes at the end of the fiscal year | $ | 11,995,651 |

**2025:**

| | | |
|---|---|---|
| Undistributed net investment income for tax purposes at the beginning of the fiscal year | $ | 12,279,787 |
| Net investment income for tax purposes | | 5,587,355 |
| Dividends paid to common shareholders | | (4,981,853) |
| Undistributed net investment income for tax purposes at the end of the fiscal year | $ | 12,885,289 |

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2026, were as follows:

| | | |
|---|---|---|
| Undistributed net investment income for tax purposes at the end of the fiscal year | $ | 11,995,651 |
| Accumulated net realized gain (loss) from investment | | (302,705,662) |
| Unrealized net appreciation (depreciation) from investment | | (183,930) |
| Total Distributable Earnings (Accumulated Loss) | $ | (290,893,941) |

9.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund invests in securities of Puerto Rico issuers. Consequently, the Fund generally is susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

10.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBSTC to perform under its contracts with the Fund.

Other Income included $205,197, which is related to an insurance claim reimbursement of legal expenses incurred in the Fund’s litigation in the United States District Court for the District of Puerto Rico (Case No. 22-1101) against Ocean Capital LLC and certain activist shareholders for violations of the U.S. federal securities laws.

The Fund has been engaged in litigation with Ocean Capital LLC and certain other defendants based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers that Ocean Capital LLC and the other defendants violated federal securities law by filing insufficient and inaccurate disclosures and proxy materials. On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. On July 8, 2025, Ocean Capital LLC submitted an application to the District Court for an award of approximately $5.8 million in fees and expenses incurred in connection with the litigation against the Fund and certain other funds. On February 20, 2026, an order was entered by the District Court in favor of the Fund, denying such fee application. On March 17, 2026, Ocean Capital LLC filed a notice of appeal regarding the District Court’s opinion and order denying their fee application.

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.	Subsequent Events

Events and transactions from April 1, 2026, through August 31, 2026 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On April 30, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01458 per common share, totaling $443,750 and payable on May 11, 2026, to common shareholders of record as of April 30, 2026.

On May 29, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01458 per common share, totaling $443,750 and payable on June 10, 2026, to common shareholders of record as of May 29, 2026.

On June 30, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01458 per common share, totaling $443,750 and payable on July 10, 2026, to common shareholders of record as of June 30, 2026.

On July 31, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01458 per common share, totaling $443,750 and payable on August 10, 2026, to common shareholders of record as of July 31, 2026.

Officer Resignations and Appointments:

On April 6, 2026, Brent Rosenthal and Jose Izquierdo were elected as new directors of the Fund’s Board of Directors. Effective April 8, 2026, Clotilde Pérez and Agustín Cabrer resigned as directors of the Fund. Liana Loyola resigned as Fund Secretary and was replaced by Ivelisse M. Ortiz-Moreau on April 9, 2026. Effective on April 9, 2026, Sanchez/LRV LLC resigned as the Puerto Rico legal counsel of the Fund.

Change in Independent Registered Public Accounting Firm

Ernst & Young LLP resigned as the Fund’s independent registered public accounting firm on July 24, 2025. Subsequently, Grant Thornton Puerto Rico LLP was appointed to serve in that capacity, effective April 2, 2026.

Service Providers:

Effective August 24, 2026, the Fund entered into a Master Custodian Agreement and an Administration Agreement with State Street Bank and Trust Company to provide custody and fund administration services to the Fund, respectively. On August 24, 2026, UBSTC will no longer be Custodian, JP Morgan Chase Bank, N.A. will no longer be sub-custodian and UBSTC will no longer be fund administrator to the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.:

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (“the Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in net assets, and its cash flows for the year then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets of the Fund for the year ended March 31, 2025 were audited by other auditors, who expressed an unqualified opinion on that financial statement in their report dated May 30, 2025. The financial highlights for the years ended March 31, 2025, 2024, 2023, and 2022 were derived from financial statements audited by other auditors.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2026.

/s/Grant Thornton Puerto Rico LLP

San Juan, Puerto Rico,

August 31, 2026.

OTHER INFORMATION (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their year of birth and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Independent Directors
Ethan Danial (1997)	Chairman of the Board of Directors	Director since 2025, Chairman since 2026	Member, Authorized Officer and Manager at RAD Investments, LLC, (investment firm) since 2019; Vice President of Caribbean Capital and Consultancy Corp. (investment firm) 2017 to 2022.	2	None
Jose Izquierdo (1983)	Director	2026	Managing Director, Main Line Ventures LLC (consulting firm) where he has worked since 2019.	2	None
Ian McCarthy (1991)	Director	2025	Managing Director at Fairview Asset Management, LLC (investment management firm) since 2020.	1	None
Brent Rosenthal (1972)	Director	2026	Founder, Mountain Hawk Capital Partners, LLC (investment firm) since 2017.	2	None
Officers
Paul Hopgood (1976)	President	2025	President at Atlas Asset Management LLC, President since 2020.	N/A
Pedro Gonzalez Cerrud (1959)	Treasurer	2025	Managing Director at Atlas Asset Management LLC since 2024; VP of Finance at Transoceanic Life Insurance Co from 2021 to 2024.	N/A
Ivelisse M. Ortiz Moreau (1986)	Secretary	2025	Attorney in private practice since 2025; Attorney at Vicente Law LLC from 2017 to 2025.	N/A

* Each Directors’ and Officers’ address is 40 Carr 165, Suite 201, Guaynabo, Puerto Rico 00968.

** Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension. Each Officer is annually elected by, and serves at the pleasure of, the Board of Directors.

Shareholder Meeting for fiscal year ended March 31, 2021

The 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on July 29, 2021, and was subsequently adjourned a number of times, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2021 Annual Meeting. As of the date hereof, the 2021 Annual Meeting has been adjourned to May 21, 2026, and no business has been transacted at the 2021 Annual Meeting. The 2021 Annual Meeting has the following agenda items:

1.       Election of Directors. To elect three (3) directors of the Fund.

2.       Independent Auditors. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Fund for the fiscal year ending March 31, 2022.

3.       To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the 2021 Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on June 29, 2021, as supplemented by Amendment No. 1 filed with the SEC on July 19, 2021, Amendment No. 2 filed with the SEC on July 23, 2021, Amendment No. 3 filed with the SEC on July 29, 2021 (as corrected on August 11, 2021), Amendment No. 4 filed with the SEC on August 26, 2021, Amendment No. 5 filed with the SEC on September 10, 2021, Amendment No. 6 filed with the SEC on September 24, 2021, Amendment No. 7 filed with the SEC on October 8, 2021, Amendment No. 8 filed with the SEC on October 29, 2021, Amendment No. 9 filed with the SEC on December 1, 2021, Amendment No. 10 filed with the SEC on January 14, 2022, Amendment No. 11 filed with the SEC on February 18, 2022, Amendment No. 12 filed with the SEC on March 18, 2022, Amendment No. 13 filed with the SEC on May 6, 2022, Amendment No. 14 filed with the SEC on June 10, 2022, Amendment No. 15 filed with the SEC on July 29, 2022, Amendment No. 16 filed with the SEC on September 23, 2022, Amendment No. 17 filed with the SEC on December 16, 2022, Amendment No. 18 filed with the SEC on March 10, 2023, Amendment No. 19 filed with the SEC on June 2, 2023, Amendment No. 20 filed with the SEC on August 4, 2023, Amendment No. 21 filed with the SEC on November 3, 2023, Amendment No. 22 filed with the SEC on January 17, 2024, Amendment No. 23 filed with the SEC on February 6, 2024, Amendment No. 24 filed with the SEC on April 22, 2024, Amendment No. 25 filed with the SEC on July 19, 2024, Amendment No. 26 filed with the SEC on October 21, 2024, Amendment No. 27 filed with the SEC on December 20, 2024, Amendment No. 28 filed with the SEC on January 21, 2025, Amendment No. 29 filed with the SEC on February 26, 2025, Amendment No. 30 filed with the SEC on April 25, 2025, Amendment No. 31 filed with the SEC on June 20, 2025, Amendment No. 32 filed with the SEC on October 23, 2025, and Amendment No. 33 filed with the SEC on January 29, 2026 (the proxy statement, as supplemented by all such amendments, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC, for no charge at the SEC’s website at www.sec.gov.

Shareholder Meeting for fiscal year ended March 31, 2025

The 2025 Annual Meeting of Shareholders (including adjournments thereof, the “2025 Annual Meeting”) was originally convened on March 16, 2026, and was subsequently adjourned to April 6, 2026, to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2025 Annual Meeting. The voting results for the proposals considered at the 2025 Annual Meeting are as follows:

1.       Election of Directors. The stockholders of the Fund elected Messrs. Brent D. Rosenthal and José R. Izquierdo II to the Board to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2028 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Luis M. Pellot	459,133	728,150
Carlos Nido	456,695	730,588
Brend D. Rosenthal	14,232,764	278,071
José R. Izquierdo II	14,349,450	161,385

2.       Shareholder proposal submitted by Ocean Capital — To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund (the “By-Laws”) adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	15,223,697	377,233	97,188

3.       Shareholder proposal submitted by Ocean Capital — To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	15,138,898	466,609	92,611

4.       Shareholder proposal submitted by Ocean Capital — To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	15,268,992	360,376	68,750

Statement Regarding Availability of Quarterly Portfolio Schedule.

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 1-800-662-5200.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-662-5200 and on the SEC’s website at http://www.sec.gov.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Mail, e-mail or telephone correspondence,

•	Account history

The Fund limits access to personal information to those employees and service providers who need to know that information in order to process transactions and service accounts. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share the personal information described above for business purposes with a nonaffiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue,

10th Floor San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL TO THE FUND

McDermott Will & Schulte, LLP

919 3rd Avenue

New York, New York 10022

PUERTO RICO LEGAL COUNSEL

Ferraiuoli LLC

250 Muñoz Rivera Avenue, 6th Floor

San Juan. Puerto Rico 00918

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton Puerto Rico LLP

33 Bolivia Street, Ste 400

San Juan, Puerto Rico 00917

DIRECTORS AND OFFICERS

Ethan Danial

Independent Director

Jose Izquierdo

Independent Director

Ian McCarthy

Independent Director

Brent Rosenthal

Independent Director

Paul Hopgood

President

Ivelisse M. Ortiz Moreau

Secretary

Pedro González Cerrud

Treasurer

Alex Woodcock

Chief Compliance Officer

Remember that:

•	Mutual Fund’s shares are not bank deposits or FDIC insured.
•	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

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(b)                Not applicable.

Item 2. Code of Ethics.

(a)       Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)       There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the Fund (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2) Not applicable.

(a)(3) The Board has determined that the Registrant does not currently have an audit committee financial expert. The Board believes that the experience provided by the members of the Audit Committee together offers adequate oversight for the Registrant’s level of financial complexity. Notwithstanding the foregoing, it is the intention of the Board to appoint an Audit Committee Financial Expert in the near future.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the fiscal year ended March 31, 2025.

Effective April 2, 2026, the Registrant changed its principal accountant to Grant Thornton Puerto Rico LLP (“GTPR”). GTPR is the Registrant’s principal accountant for the fiscal year ended March 31, 2026.

(a)       Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended March 31, 2025 were $80,739.

The aggregate fees billed for professional services rendered by GTPR for the audit of the Registrant’s annual financial statements and for services that are normally provided by GTPR in connection with statutory and regulatory filings for the fiscal year ended March 31, 2026 were $72,335.

(b)       Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal year ended March 31, 2025, were $9,470. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed for assurance and related services by GTPR that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal year ended March 31, 2026, were $5,460. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)       Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2025 were $10,412.

The aggregate fees billed for professional services rendered by GTPR for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2026 were $3,822.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)       All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal year ended March 31, 2025, other than the services reported in paragraphs (a) through (c) above were $0.

The aggregate fees billed for any other products or services provided by GTPR for the fiscal year ended March 31, 2026, other than the services reported in paragraphs (a) through (c) above were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended March 31, 2025, were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

All the audit and tax services described above for which GTPR billed the Fund fees for the fiscal year ended March 31, 2026, were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2026, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by GTPR.

(e)(2) Not applicable.

(f)       Not applicable.

(g)       The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2025, other than those disclosed in (c) and (d) above, were $0.

The aggregate fees billed by GTPR for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2026, other than those disclosed in (c) and (d) above, were $0.

(h)       The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. Paul Hopgood who was primarily responsible for the day-to-day portfolio management of the Fund as of July 10, 2025.

Paul Hopgood, President of the Adviser, has been a Portfolio Manager of the Fund since July 2025 and joined the Adviser in September 2014. Prior to joining the Adviser, he was Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003–2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
	Registered Investment Companies	4	$286,085,010.59	0	0
	Other Pooled Investment Vehicles
	Other Accounts	13	$320,944,639.80	0	0

(a)(3) Compensation. Portfolio Manager compensation consists of base and discretionary compensation that is not linked to account performance.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Paul Hopgood	None

(b)       Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)       The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)       There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by the Fund’s Board.

(b)       Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)		The Code of Ethics is filed herewith.

(a)(2)		Not applicable.

(a)(3)		The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)		Not applicable.

(a)(5)	(i)	Change in registrant’s independent registered public accounting firm
	(ii)	Letter from Ernst & Young LLP

(b)		The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

By: /s/ Paul Hopgood

Paul Hopgood

President

Date: September 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Paul Hopgood

Paul Hopgood

President

Date: September 11, 2026

By: /s/ Pedro Gonzalez

Pedro Gonzalez

Treasurer

Date: September 11, 2026